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                                                                 EXHIBIT 10.1(a)


                                  VITALCOM INC.
                             1993 STOCK OPTION PLAN
                       (AS AMENDED AND RESTATED JUNE 1999)

         1. Purposes of the Plan.

                  The purposes of this 1993 Stock Option Plan (the "Plan") of VITALCOM INC., a Delaware corporation (the "Company"), are (a) to insure the retention of the services of existing executive personnel, key employees and directors of the Company and its subsidiaries or its affiliates; (b) to attract and retain competent new executive personnel and key employees; and (c) to provide incentive to all such personnel and employees to devote their utmost effort and skill to the advancement and betterment of the Company, by permitting them to participate in the ownership of the Company and thereby in the success and increased value of the Company.

         1. Shares Subject to the Plan.

                  The shares of stock subject to the incentive options having the terms and conditions set forth in Section 6 below (hereinafter "incentive options") and/or nonqualified options having the terms and conditions set forth in Section 7 below (hereinafter "nonqualified options") and other provisions of the Plan shall be shares of the Company's authorized but unissued or reacquired Common Stock (herein sometimes referred to as the "Common Stock"). The total number of shares of the Common Stock of the Company which may be issued under the Plan shall not exceed, in the aggregate, 2,339,885 shares. The limitations established by the preceding sentence shall be subject to adjustment as provided in Section 8 below. In the event that any outstanding incentive option or nonqualified option granted under the Plan can no longer under any circumstances be exercised, for any reason, the shares of Common Stock allocable to the unexercised portion of such incentive option or nonqualified option may again be subject to grant or issuance under the Plan.

         2. Eligibility.

                  a. Incentive Options. Officers and other key employees of the Company or of any subsidiary corporation (including directors if they are also employees of the Company or a subsidiary), as may be determined by the Board or the Committee, who qualify for incentive stock options under the applicable provisions of the Internal Revenue Code, will be eligible for selection to receive incentive stock options under the Plan. An employee who has been granted an incentive option may, if otherwise eligible, be granted a nonqualified option or options or an additional incentive option or options if the Board or Committee shall so determine.

                  b. Nonqualified Options. Officers, other key employees of the Company or of any subsidiary corporation, directors and consultants to the Company or any subsidiary corporation will be eligible to receive nonqualified options under the Plan. An individual who has been granted a nonqualified option may, if otherwise eligible, be granted an incentive option or options or an additional nonqualified option or options if the Board or Committee shall so determine.

                  c. Limitations. The following limitations shall apply to grants of options to employees of the Company:

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                           i. No employee of the Company shall be granted, in
any fiscal year of the Company, options to purchase more than 400,000 shares of Common Stock of the Company.

                           ii. In connection with his or her initial employment,
an employee of the Company may be granted options to purchase up to an additional 400,000 shares of Common Stock of the Company which shall not count against the limit set forth in subsection i. above.

                           iii. The foregoing limitations shall be adjusted
proportionately in connection with any change in the Company's capitalization as described in Section 8.

                           iv. If an option is canceled in the same fiscal year
of the Company in which it was granted (other than in connection with a transaction described in Section 8), the canceled option will be counted against the limits set forth in subsections i. and ii. above. For this purpose, if the exercise price of an option is reduced, the transaction will be treated as a cancellation of the option and the grant of a new option.

         3. Administration of the Plan.

                  a. This Plan shall be administered by a committee (the "Committee") of "non-employee directors" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended. Such Committee shall be appointed by, and serve at the pleasure of, the Board of Directors.

                  b. The Committee shall have full and final authority to determine the persons to whom, and the time or times at which, incentive options or nonqualified options shall be granted, the number of shares to be represented by each incentive option and nonqualified option and the consideration to be received by the Company upon the exercise thereof; to interpret the Plan; to establish, amend and rescind rules and regulations relating to the Plan; to determine the form and content of the incentive options or nonqualified options to be granted under the Plan; to determine the identity or capacity of any persons who may be entitled to exercise a participant's rights under any incentive option or nonqualified option under the Plan; to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any incentive option or nonqualified option in the manner and to the extent the Board or Committee deems desirable to carry the Plan, incentive option or nonqualified option into effect; to accelerate the exercise date of any incentive option or nonqualified option; to provide for an option to the Company to repurchase any shares issued upon exercise of an option upon termination of employment; and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Any action, decision, interpretation or determination by the Committee with respect to the application or administration of the Plan shall be final and binding on all participants and prospective participants.

         4. Option Price of Shares.

                  a. Incentive Options. The exercise price of the shares of Common Stock covered by each incentive option granted under the Plan shall not be less than the fair market value of such


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shares on the date the incentive option is granted; provided, however, that the exercise price shall not be less than 110% of the fair market value if the person to whom such options are granted owns 10% or more of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation.

                  b. Nonqualified Options. The exercise price of the shares of Common Stock covered by each nonqualified option granted under the Plan shall not be less than the fair market value of such shares on the date the nonqualified option is granted.

                  c. Fair Market Value. For purposes of this Section 5, fair market value shall, if the Common Stock is not listed or admitted to trading on a stock exchange or The Nasdaq National Market on the over-the-counter market, be the average of the closing bid price and asked price of the Common Stock in the over-the-counter market on the date the incentive option or nonqualified option is granted or, if the Common Stock is then listed or admitted to trading on any stock exchange or The Nasdaq National Market, the closing sale price on such day on the principal stock exchange on which the Common Stock is then listed or admitted to trading or The Nasdaq National Market, as the case may be. If no closing bid and asked prices are quoted on such day, or if no sale takes place on such day on such principal exchange or on The Nasdaq National Market, then the average of the closing bid and asked prices on the next preceding day on which such prices were quoted, or closing sale price of the Common Stock on such principal exchange or The Nasdaq National Market on the next preceding day on which a sale occurred, as the case may be, shall be deemed to be the fair market value of the Common Stock. During such times as there is not a market price available, the fair market value of the Company's Common Stock shall be determined by the Committee, which shall consider, among other facts which it considers to be relevant, the book value of such stock and the earnings of the Company. The exercise price shall be subject to adjustment as provided in
Section 8 below.

         5. Terms and Conditions of Incentive Options.

                  Each incentive option granted pursuant to this Plan shall be evidenced by a written Option Agreement which shall specify that the options subject thereto are incentive options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. The granting of an incentive option shall take place at the time of Committee action granting the option. The Option Agreement shall be in such form as the Committee shall, from time to time, recommend, but shall comply with and be subject to the following terms and conditions:

                  a. Medium and Time of Payment. The exercise price of an incentive option shall be payable (i) in United States dollars payable in cash, certified check, or bank draft; (ii) subject to any legal restrictions on the acquisition or purchase of its shares by the Company, by the delivery of shares of Common Stock which (x) in the case of shares acquired upon exercise of an option have been owned by the optionee for more than six (6) months on the date of surrender and (y) have an aggregate fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which the option is being exercised; (iii) in the discretion of the Committee, by the issuance of a promissory note in a form acceptable to the Committee; (iv) delivery of a properly executed exercise notice together with such other documentation as the Committee and broker, if


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applicable, shall require to effect an exercise of the option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or
(v) any combination of (i), (ii), (iii) or (iv) above.

                  b. Number of Shares. The incentive option shall state the total number of shares to which it pertains.

                  c. Term of Incentive Option. Each incentive option granted under the Plan shall expire within a period of not more than ten (10) years from the date the incentive option is granted; provided, however, that the incentive option shall expire within a period of not more than five (5) years if granted to a person who owns more than 10% of the combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation.

                  d. Date of Exercise. Each incentive stock option granted pursuant to this Plan shall become exercisable on each successive anniversary of the grant date of such options in increments of twenty five percent (25%); provided, however, that in the discretion of the Committee, individual Option Agreements may contain different exercise schedules.

                  e. Termination of Association Except Upon Death or Disability. In the event of an optionee's termination of association with the Company (as hereinafter defined) for any reason other than his death or disability, (i) all incentive options granted to any such optionee pursuant to this Plan which are not exercisable at the date of such termination of association shall terminate immediately and become void and of no effect, and (ii) all incentive options granted to any such optionee pursuant to this Plan which are exercisable at the date of such termination of association may be exercised (but only to the extent such options were exercisable as of the date of such termination of association) at any time within three (3) months of the date of such termination of association, but in any event no later than the date of expiration of the incentive option period, and if not so exercised within such time shall become void and of no effect at the end of such time. For purposes of this Plan, the term "termination of association" with the Company shall mean (i) for any person who is an employee of the Company or a subsidiary of the Company but not also a director of the Company, the cessation of such person's employment with the Company or a subsidiary of the Company, or any corporation or a parent or subsidiary of a corporation issuing and assuming an option in a transaction to which Section 424(a) of the Internal Revenue Code applies (collectively, an "Affiliate"), (ii) for any person who is both a director of the Company and an employee of the Company or a subsidiary or Affiliate of the Company, the cessation of both the employment and status as a director of such person, and
(iii) for any person who is a director of the Company but not also an employee of the Company or a subsidiary of the Company, the cessation of such person's status as a director of the Company.

                  f. Death or Disability of Optionee. In the event of an optionee's termination of association with the Company by reason of his or her death or disability, (i) all incentive options granted to such person pursuant to this Plan which are not exercisable at the date of such termination of association shall terminate immediately and become void and of no effect, and
(ii) all incentive options granted to such person pursuant to this Plan which are exercisable at the date of such termination of association may be exercised (but only to the extent they were exercisable as of the


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date of such termination of association) at any time within one (1) year after the optionee's termination of association as a result of such death or disability, but in any event no later than the date of expiration of the incentive option period, by such optionee, or in the event of death, by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the incentive option directly from the optionee by bequest or inheritance. At the end of such one (1) year period, all incentive options held by such optionee, to the extent they remain unexercised, shall terminate and become void and of no effect.

                  g. Rights as a Stockholder. An optionee or a transferee of an incentive option shall have no rights as a stockholder with respect to any shares of Common Stock covered by his or her incentive option until the date of the issuance of a share certificate to him or her for such shares. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such share certificate is issued.

                  h. Nonassignability of Rights. No incentive option shall be assignable or transferable by the person receiving same except by will or the laws of descent and distribution. During the life of such person, the incentive option shall be exercisable only by him or her.

                  i. Limitation. Notwithstanding any other provisions of the Plan, to the extent the aggregate fair market value (determined in accordance with the provisions of Section 5 above as of the time the incentive option is granted) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year (under all such plans of the Company and any parent and subsidiary corporations) exceeds $100,000, such excess shall be treated as nonqualified options.

                  j. Notice of Disposition. Each Option Agreement which relates to the grant of an incentive stock option shall provide that the optionee shall give prompt written notice to the Company in the event the optionee sells or otherwise disposes of any shares of Common Stock issued upon the exercise of such incentive stock options.

                  k. Other Provisions. Any Option Agreement may contain such other terms, provisions and conditions as may be determined by the Committee, which are not inconsistent with the provisions of Section 422 of the Internal Revenue Code of 1986, as amended, including the option of the Company to repurchase any shares issued upon the exercise of an option upon termination of employment. Incentive options granted to different persons, or to the same person at different times, may be subject to terms, conditions and restrictions which differ from each other.

         6. Terms and Conditions of Nonqualified Options.

                  Each nonqualified option granted pursuant to this Plan shall be evidenced by a written Option Agreement which shall specify that the options subject thereto are nonqualified options. The granting of a nonqualified option shall take place at the time of Committee action granting such option. The Option Agreement shall be in such form as the Committee shall, from time to time, recommend, but shall comply with and be subject to the following terms and conditions:


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                  a. Medium and Time of Payment. The nonqualified option price shall be payable (i) in United States dollars payable in cash, certified check, or bank draft; (ii) subject to any legal restrictions on the acquisition or purchase of its shares by the Company, by the delivery of shares of Common Stock which (x) in the case of shares acquired upon exercise of an option have been owned by the optionee for more than six (6) months on the date of surrender and
(y) have an aggregate fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which the option is being exercised; (iii) in the discretion of the Committee, by the issuance of promissory note in a form acceptable to the Committee; (iv) delivery of a properly executed exercise notice together with such other documentation as the Committee and broker, if applicable, shall require to effect an exercise of the option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or (v) any combination of (i), (ii), (iii) or (iv) above.

                  b. Number of Shares. The nonqualified option shall state the total number of shares to which it pertains.

                  c. Term of Nonqualified Option. Each nonqualified option granted under the Plan shall expire within a period of not more than ten (10) years from the date the nonqualified option is granted.

                  d. Date of Exercise. Each nonqualified option granted pursuant to this Plan shall become exercisable on each successive anniversary of the grant date of such options in increments of twenty five percent (25%); provided, however, that in the Committee's absolute discretion, individual Option Agreements may contain different exercise schedules.

                  e. Termination of Association Except Upon Death or Disability. In the event of an optionee's termination of association with the Company or any subsidiary or Affiliate of the Company, for any reason other than his or her death or disability, (i) all nonqualified options granted to any such optionee pursuant to this Plan which are not exercisable at the date of such termination of association shall terminate immediately and become void and of no effect, and
(ii) all nonqualified options granted to any such optionee pursuant to this Plan which are exercisable at the date of such termination of association may be exercised (but only to the extent they were exercisable as of the date of the termination of association) at any time within three (3) months of the date of such termination of association, but in any event no later than the date of expiration of the nonqualified option period, and if not so exercised within such time shall become void and of no effect at the end of such time.

                  f. Death or Disability of Optionee. In the event of an optionee's termination of association with the Company by reason of his or her death or disability, (i) all nonqualified options granted to such optionee pursuant to this Plan which are not exercisable at the date of such termination of association shall terminate immediately and become void and of no effect, and
(ii) all nonqualified options granted to such optionee pursuant to this Plan which are exercisable at the date of such termination of association may be exercised (but only to the extent they were exercisable as of the date of the termination of association) at any time within one (1) year after the optionee's death or disability, but in any event no later than the date of expiration of the nonqualified option


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period, by such optionee, or in the event of death, by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the nonqualified option directly from the optionee by bequest or inheritance. At the end of such one (1) year period, all nonqualified options held by such optionee, to the extent they remain unexercised, shall terminate and become void and of no effect.

                  g. Rights as a Stockholder. An optionee or an offeree or a transferee of a nonqualified option shall have no rights as a stockholder with respect to any shares of Common Stock covered by his or her nonqualified option until the date of the issuance of a share certificate to such optionee for such shares. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such share certificate is issued.

                  h. Nonassignability of Rights. Except as provided by the Committee, no nonqualified option shall be assignable or transferable by the person receiving same except by will or the laws of descent and distribution. During the life of such person, the nonqualified option shall be exercisable only by him or her.

                  i. Other Provisions. Any Option Agreement may contain such other terms, provisions and conditions as may be determined by the Committee. Nonqualified options granted to different persons, or to the same person at different times, may be subject to terms, conditions and restrictions which differ from each other.

         7. Changes in Capital Structure.

                  a. Changes in Capitalization. In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation or reorganization in which the Company is the surviving corporation or of a recapitalization, stock split, combination of shares, reclassification, reincorporation, stock dividend (in excess of 2%), or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Board of Directors in the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding incentive options and nonqualified options in order to preserve, but not to increase, the benefits to persons then holding incentive options and/or nonqualified options.

                  b. Merger or Asset Sale. In the event that the Company at any time proposes to (i) merge into, consolidate with or to enter into any other reorganization (including the sale of substantially all of its assets) in which the Company is not the surviving corporation, or (ii) enter into a merger or other reorganization as a result of which the outstanding shares of Common Stock of the Company will be changed into or exchanged for shares of the capital stock or other securities of another corporation or for cash or property, then the Plan and all unexercised incentive options and nonqualified options granted hereunder shall terminate, unless provision is made in writing in connection with such transaction for the assumption of incentive options and nonqualified options theretofore granted, or the substitution for such incentive options and nonqualified options of new options covering shares of a successor corporation, with appropriate adjustments as to number and


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kind of shares and prices, in which event the Plan and the incentive options and nonqualified options theretofore granted, or the new incentive options and nonqualified options substituted therefor, shall continue in the manner and under the terms so provided. If such provision is not made in such transaction for the continuance of the Plan and the assumption of incentive options and nonqualified options theretofore granted or the substitution for such incentive options and nonqualified options of new incentive options and nonqualified options covering the shares of a successor corporation, then the Committee shall cause written notice of the proposed transaction to be given to the persons holding incentive options or nonqualified options not less than thirty (30) days prior to the anticipated effective date of the proposed transaction, and all incentive options and nonqualified options shall be accelerated and, concurrent with the effective date of the proposed transaction, such person shall have the right to exercise incentive options and nonqualified options in respect of any or all shares then subject thereto.

                  c. Termination Following a Change of Control. If, at any time within twelve (12) months after a Change of Control, an optionee's status as employee is terminated as a result of an Involuntary Termination or if an optionee's status as director terminates other than upon a voluntary resignation by the optionee (which shall not deemed voluntary if requested by the acquiring company), the vesting and exercisability of each outstanding incentive option and nonqualified option shall be automatically accelerated in full. The incentive option or nonqualified option shall remain exercisable in accordance with Sections 6 and 7 and the Option Agreement.

         For purposes of this Section 8(c):

                           i. "Cause" means (i) any act of personal dishonesty
taken by the optionee in connection with his responsibilities as an employee which is intended to result in substantial personal enrichment of the optionee,
(ii) the optionee's conviction of a felony, (iii) a willful act by the optionee which constitutes misconduct, and (iv) continued willful violations by the optionee of the optionee's obligations to the Company after there has been delivered to the optionee a written demand for performance from the Company which describes the basis for the Company's belief that the optionee has not substantially performed his duties; and

                           ii. "Change of Control" means the occurrence of any
of the following events:

                                    (1) the approval by stockholders of the
Company of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

                                    (2) any approval by the stockholders of the
Company of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets;


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

                                    (3) any "person" (as such term is used in
Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becoming the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

                                    (4) a change in the composition of the
Board, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those directors whose election or nomination was not in connection with any transaction described in subsections (i), (ii) or (iii) or in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

                           iii. "Involuntary Termination" means (1) without the
employee's express written consent, a significant reduction of the employee's duties, position or responsibilities relative to the employee's duties, position or responsibilities in effect immediately prior to such reduction, or the removal of the employee from such position, duties and responsibilities, unless the employee is provided with comparable duties, position and responsibilities; provided, however, that a reduction in duties, position or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the title of the employee remains the same following a Change of Control but is not promoted, transferred or is entitled to assume the same title or position in the corporate structure of the acquiring corporation) shall not constitute an "Involuntary Termination;" (ii) without the employee's express written consent, a substantial reduction, without good business reasons, of the facilities and perquisites (including office space and location) available to the employee immediately prior to such reduction; (iii) a reduction by the Company of the employee's base salary as in effect immediately prior to such reduction; (iv) a material reduction by the Company in the kind or level of employee benefits to which the employee is entitled immediately prior to such reduction with the result that the employee's overall benefits package is significantly reduced; (v) without the employee's express written consent, the relocation of the employee to a facility or a location more than fifty (50) miles from his current location; or (vi) any purported termination of the employee by the Company which is not effected for Cause or for which the grounds relied upon are not valid.

         8. Amendment and Termination of the Plan.

                  The Board of Directors of the Company may from time to time alter, amend, suspend or terminate the Plan in such respects as the Board of Directors may deem advisable; provided, however, that no such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any person under any incentive option or nonqualified option theretofore granted to such person without his or her consent; provided further, however, that the approval of the Company's stockholders shall be obtained to the extent necessary and desirable to comply with applicable law.

                  Unless the Plan shall theretofore have been terminated, the Plan shall be effective on September 22, 1993, and shall terminate on September 21, 2003.


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

         9. Application of Funds.

                  The proceeds received by the Company from the sale of Common Stock pursuant to incentive options and nonqualified options will be used for general corporate purposes.

         10. No Obligation to Exercise Option.

                  The granting of an incentive option or nonqualified option shall impose no obligation upon the optionee to exercise such incentive option or nonqualified option.

         11. Continuance of Employment or Status as Director.

                  The Plan or the granting of any incentive option or nonqualified option thereunder shall not impose any obligation on the Company or its stockholders to continue the employment of any optionee who is an employee, or to retain as a director any optionee who is a director.

         12. Tax Withholding.

                  Whenever shares are to be issued under the Plan, the Company or any subsidiary of the Company employing the recipient shall have the right to deduct from the recipient's compensation or require the recipient to remit to the employer corporation, prior to the issuance of the shares, an amount sufficient to satisfy federal, state and local withholding tax requirements. The Committee shall have the discretion to allow an optionee to satisfy tax withholding obligations by electing to have the Company withhold from the shares to be issued upon exercise of an Option that number of shares having a fair market value equal to the amount required to be withheld. The fair market value of the shares to be withheld shall be determined on the date that the amount of tax to be withheld is determined.

         13. Stockholder Approval.

                  This Plan must be approved by the Company's stockholders within twelve (12) months following its approval by the Board of Directors of the Company. Any stock option exercised before stockholder approval is obtained must be rescinded if stockholder approval is not obtained within twelve (12) months following approval of the Plan by the Board of Directors.

         14. General Provisions.

                  Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of stock upon the exercise of options granted under this Plan prior to fulfillment of all of the following conditions:

                  a. Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion, deem necessary or advisable;

                  b. The obtaining of any other consent, approval or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and The execution and delivery to the Company by the recipient of an investment representation letter containing such assurances and/or representations as the Committee shall, in its absolute discretion, determine to be necessary or advisable to satisfy the requirements for exemptions from registration and qualification.

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

                                                      VitalCom Inc.
Notice of Grant of Stock Options                      ID: 33-0538926
and Option Agreement                                  Tustin, CA 92780

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[Name]
                                                      Option Number:
                                                                    ------------
-----------------------                               Plan:             93OP
-----------------------                               ID:
                                                                    ------------

--------------------------------------------------------------------------------

Effective ________________, you have been granted a(n) [Incentive Stock Option] [Nonqualified Stock Option] to buy _______________ shares of VitalCom Inc (the Company) stock at $___________ per share.

The total option price of the shares granted is $________________.

Shares in each period will become fully vested on the date shown.


   Shares               Vest Type             Full Vest            Expiration





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By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

--------------------------------------------------------------------------------


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VitalCom Inc                                       Date


------------------------------------               ----------------------------
[Name]                                             Date

Vesting Schedule:

This Option may be exercised, in whole or in part, in accordance with the following schedule:

         (a) 25% of the Shares subject to the Option shall vest each year on the anniversary of the date of grant

         (b) 6.25% shall become exercisable on the last day of each calendar quarter thereafter, so that all of such options shall be exercisable from and after the fourth anniversary of the grant date.

Termination Period:

This Option may be exercised for three (3) months after termination of the Optionee's employment or consulting relationship with the Company. Upon the death or disability of the Optionee, this Option may be exercised for one (1) year after termination of Optionee's employment or consulting relationship with the Company. In the event of the Optionee's change in status from Employee to Consultant or Consultant to Employee, this Option Agreement shall remain in effect. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

         15. AGREEMENT

                  a. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 9 of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

                  If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code
Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

                  b. Exercise of Option.

                           i. Right to Exercise. This Option is exercisable
during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

                           ii. Method of Exercise. This Option is exercisable by
delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

                  No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

                  c. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

                           i. cash; or

                           ii. check; or

                           iii. delivery of a properly executed exercise notice
together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

                           iv. surrender of other Shares which (i) in the case
of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

                  d. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

                  e. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

                  f. Tax Consequences. Some of the federal and state tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                           i. Exercising the Option.

                                    (1) Nonstatutory Stock Option. The Optionee
may incur regular federal income tax and state income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                                    (2) Incentive Stock Option. If this Option
qualifies as an ISO, the Optionee will have no regular federal income tax or state income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee undergoes a change of status from Employee to Consultant, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status.

                           ii. Disposition of Shares.

                                    (1) NSO. If the Optionee holds NSO Shares
for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

                                    (2) ISO. If the Optionee holds ISO Shares
for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price.

                           iii. Notice of Disqualifying Disposition of ISO
Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

                  g. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by California law except for that body of law pertaining to conflict of laws.

                  h. NO GUARANTEE OF EMPLOYMENT. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

By your signature and the signature of the Company's representative on the face page, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

CONSENT OF SPOUSE

The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.


                                        ----------------------------------------
                                        Spouse of Optionee

                                    EXHIBIT A
                             1993 STOCK OPTION PLAN
                                 EXERCISE NOTICE

VitalCom Inc.
15222 Del Amo Avenue
Tustin, CA  92680
Attention:  Secretary

         2. Exercise of Option. Effective as of today, ________________, ____, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of VitalCom Inc. (the "Company") under and pursuant to the 1993 Stock Option Plan (the "Plan") and the Stock Option Agreement dated, 19___ (the "Option Agreement"). The purchase price for the Shares shall be $, as required by the Option Agreement.

         3. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

         4. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

         5. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 8 of the Plan.

         6. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

         7. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by California law except for that body of law pertaining to conflict of laws.

Submitted by:                          Accepted by:

PURCHASER:                             VITALCOM INC.


                                       By:
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Signature

                                       Its:
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Print Name


Address:


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